UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2024, in connection with the implementation of the new operating structure described in Item 7.01 below, Kristin Coleman will cease serving as Executive Vice President, General Counsel and Corporate Secretary of Albemarle Corporation (the “Company”), and her last day of employment will be November 4, 2024. Ms. Coleman’s separation meets the definition of a qualifying termination under the Company’s severance program applicable to its named executive officers (other than its Chief Executive Officer) and under the standard terms of the Company’s equity awards. As a result, Ms. Coleman will be eligible to receive certain payments and benefits following her separation in accordance therewith.

In addition, in connection with the implementation of such new operating structure, John C. Barichivich III will cease serving as Vice President, Corporate Controller and Chief Accounting Officer of the Company effective upon the appointment of his successor, and his last day of employment will be December 31, 2024. Mr. Barichivich will be entitled to severance under the Albemarle Corporation Severance Pay Plan, and his separation meets the definition of a qualifying termination under the standard terms of the Company’s equity awards. As a result, Mr. Barichivich will be eligible to receive certain payments and benefits following his separation in accordance therewith.

Item 7.01.    Submission of Matters to a Vote of Security Holders.

On October 7, 2024, the Company issued a press release announcing a new operating structure that will transition from two core global units to a fully integrated functional model designed to increase agility, deliver significant cost savings and maintain long-term competitiveness. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements concerning Albemarle’s and its subsidiaries’ expectations, anticipations, intentions, beliefs, or strategies regarding the future, which constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on assumptions that we have made as of the date of this Current Report on Form 8-K and are subject to known and unknown risks and uncertainties that could cause actual results, conditions and events to differ materially from those anticipated, often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “would,” “will” and variations of such words and similar expressions. Factors that could cause actual results to differ materially from the outlook expressed or implied in any forward-looking statement include, without limitation those factors detailed in the reports Albemarle files with the SEC, including those described under “Risk Factors” in Albemarle’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the investor section of our website (investors.albemarle.com). These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Press release, dated October 7, 2024, issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: October 7, 2024	By:	/s/ Neal R. Sheorey
Neal R. Sheorey
Executive Vice President and Chief Financial Officer